UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	March 19, 2010

RIDGEWOOD ENERGY X FUND, LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53591	26-0870318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

14 Philips Parkway, Montvale, NJ	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(800) 942-5550

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 19, 2010, Ridgewood Energy Corporation, the manager of Ridgewood Energy X Fund, LLC (the “Fund”), sent a letter to the shareholders of the Fund, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

99.1	Letter to Shareholders dated March 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIDGEWOOD ENERGY X FUND, LLC

Date: March 19, 2010	By:	/s/ Kathleen P. McSherry
	Name:	Kathleen P. McSherry
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

99.1	Letter to Shareholders dated March 19, 2010